IMAGINENET CORP.
                                ESCROW AGREEMENT

         AGREEMENT made as of the 4th day of October, 2001 among Duncan, Blum & Associates (the "Escrow Agent") and ImagineNet Corp. (the "Issuer").

1. Property Deposited in Escrow. The Issuer and the Escrow Agent shall establish an attorney escrow account with Citibank, N.A. (the "Depository") in Bethesda, Maryland entitled "ImagineNet Corp. IPO Escrow Account" (the "Escrow Account"). All proceeds (the "Proceeds") of subscriptions (together with a list setting forth the names and addresses of each subscriber and the amounts and dates of receipt of their respective subscriptions and copies of the Subscription Agreement and Power of Attorney executed by the subscriber) for shares of limited issuer interest (the "Shares") in the Issuer received during the Offering Period (as defined in paragraph 2.6 below) shall be forwarded to the Escrow Agent by noon of the next business day after receipt of such subscriptions, with copies to the Issuer for determination of whether to accept such subscriptions. The Issuer shall deliver to all such prospective subscribers interim receipts for the amount of the funds deposited in the Escrow Account and copies of such receipts shall be delivered to the Escrow Agent, said interim receipts to be substantially in the form of Exhibit A hereto.

2. Authority of Escrow Agent. The Escrow Agent shall collect, hold, deal with and dispose of the Proceeds and any other property at any time held by it hereunder in the following manner:

         2.1      If subscriptions for 100,000-1,000,000 shares ($100,000 -
                  $1,000,000) or more have been received during the Initial Offering Period (as defined in paragraph 2.6 below), all property deposited in the Escrow Account (excluding all interest accumulated on the Proceeds paid to subscribers pursuant to paragraph 2.2 below) shall as soon as practicable be paid over and delivered to the Issuer upon its written request, upon the certification by the Issuer to the Escrow Agent that subscriptions aggregating not less than such 100,000-01,000,000 shares ($100,000 - $1,000,000) minimum have been received and accepted, and upon certification by the Escrow Agent to the Issuer that the Escrow Agent has received not less than such $100,000 minimum in good clear funds for deposit in the Escrow Account.

         2.2      If such subscriptions for 100,000-1,000,000 shares ($100,000 -
                  $1,000,000) or more have not been received within the Offering Period (as defined in paragraph 2.6 below), prompt remittance (within 10 days following termination of the offering) of the Proceeds deposited in the Escrow Account shall be made by the Escrow Agent to the subscribers at their respective addresses shown on the list of subscriber names, addresses and social security numbers delivered to the Escrow Agent pursuant to paragraph 1 in the amounts shown thereon and without deductions of any kind or character. Additionally, any interest which shall be accrued on the Proceeds during the period of this Agreement shall concurrently be paid to the subscribers in proportion to their respective subscriptions (taking into account time of deposit and amount).

         2.3 Prior to delivery of the escrowed Proceeds to the Issuer as described above, the Issuer shall have any title to or interest in the Proceeds on deposit in the Escrow Account or in any interest earned thereon and such Proceeds and interest shall under no circumstances be subject to the liabilities or indebtedness of the Issuer.

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         2.4      The Escrow Agent shall not be responsible for investment
                  management of the subscription funds deposited with it. Instead, the Issuer shall cause all Proceeds deposited with it pursuant to this Agreement to be maintained and invested as the Issuer shall from time to time direct by written instrument delivered to the Escrow Agent, in certificates of deposit, savings accounts (of banks including the Escrow Agent) or direct United States Government obligations which can be readily liquidated on twenty-four hours notice so that 100% of the Proceeds so deposited with interest thereon can, if necessary, be returned to subscribers in accordance with paragraph 2.2 above. It is expressly agreed that the Escrow Agent is not guaranteeing that any interest or profits will accrue on the subscription funds deposited with it. If the 100% of the Proceeds so deposited are not realized upon such liquidation, the Issuer shall pay the difference into the Escrow Account for distribution to the subscribers. The Escrow Agent shall incur no liability for any loss suffered so long as the Escrow Agent follows such directions.

         2.5 At any time prior to the termination of this Agreement, for whatever reason, the Issuer may notify the Escrow Agent that a Subscription Agreement of a subscriber has not been accepted or has only been partially accepted, and the Issuer may direct the Escrow Agent to return as soon thereafter as may be practicable any Proceeds held in the Escrow Account for the benefit of such subscriber directly to such subscriber, without interest. If any check transmitted to the Escrow Agent in connection with a subscription shall remain uncollected for any reason, the Escrow Agent shall return such check, together with any other material or documents received by it in connection with the subscription, to the Issuer.

         2.6 The "Offering Period" shall mean a period of not more than 90 days commencing on the date of the Prospectus, subject to an extension of 60 days if the Issuer so determines, and subject to earlier termination. The Issuer shall give the Escrow Agent prompt notice of when the Offering Period commences.

         2.7 The Escrow Agent shall not be obligated to inquire as to the form, manner of execution or validity of any documents herewith or hereafter deposited pursuant to the provisions hereof, nor shall the Escrow Agent be obligated to inquire as to the identity, authority or rights of the persons executing the name. In case of conflicting demands upon it, the Escrow Agent may withhold performance under this Agreement until such time as said conflicting demands shall have been withdrawn or the rights of the respective parties shall have been settled by court adjudication, arbitration, joint order or otherwise.

         2.8 The Escrow Agent shall not be required to separately record on its books the name, address and amount of each subscription as received, but shall keep the lists delivered to it pursuant to paragraph 1 above.

3. Fees and Expenses of Escrow Agent. The fees and expenses of the Escrow Agent shall be fixed at $500.

4. Liability of Escrow Agent. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of its counsel and in no event shall it be liable or responsible except for its won negligence or willful misconduct. The Escrow Agent shall not be responsible for any loss to the Proceeds resulting from the investment thereof in accordance with the terms of this Agreement.

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

5. Identification of Escrow Agent. The Issuer agrees to indemnify and hold harmless the Escrow Agent and its officers, employees and agents from and against reasonable fees and expenses of the Escrow Agent, including but not limited to judgments, reasonable attorneys' fees and other liabilities which the Escrow Agent may incur or sustain by reason of or in connection with this Agreement.

6. Representations and Warranties of the Issuer. The Issuer warrants to and agrees with the Escrow Agent that, unless otherwise expressly set forth in this Agreement, there is no security interest in the Proceeds or any part thereof; no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Proceeds or any part thereof; and the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Proceeds or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Proceeds or any part thereof.

7. Escrow Agent's Compliance with Court Orders, Etc. If any property subject hereto is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order or in case any order, writ, judgment or decree shall be made or entered by any court affecting such property, or any part hereof, then in any of such events, the escrow Agent is authorized to rely upon and comply with any such order, writ judgment or decree about which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ judgment or decree, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

8. Resignation of Escrow Agent. The Escrow Agent may resign by giving ten days written notice by certified mail, return receipt requested, sent to the undersigned at their respective addresses herein set forth; and thereafter, subject to the provisions of the preceding paragraph hereof shall deliver all remaining deposits in the Escrow Account to a successor escrow agent acceptable to all other parties hereto, which acceptance shall be evidenced by the joint written and signed order of the undersigned. If no such order is received by the Escrow Agent within thirty days after mailing such notice, it is unconditionally and irrevocably authorized and empowered to send any and all items deposited hereunder by registered mail to the respective depositors thereof.

9. Amendments. The Escrow Agent's duties and responsibilities shall be limited to those expressly set forth in this Agreement and shall not be subject to, nor obliged to recognize, any other agreement between, or direction or instruction of, any or all of the parties hereto unless reference thereto is made herein; provided, however, with the Escrow Agent's written consent, this Agreement may be amended at any time or times by an instrument in writing signed by all of the undersigned.

10. Governing Law. This Agreement shall be construed, enforced and administered in accordance with the laws of the State of Maryland applicable to contracts made and to be performed in that State.

11. Effectiveness. This Agreement shall not become effective (and the Escrow Agent shall have no responsibility hereunder except to return the property deposited in the Escrow Account to the subscribers) until the Escrow Agent shall have received a certificate as to the names and specimen signatures of the Issuer and shall have advised each of the Issuers in writing that the same are in form and substance satisfactory to the Escrow Agent.

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


12. Termination. This agreement shall terminate upon completion of the obligations provided in either paragraphs 2.1 or 2.2 hereof or as otherwise provided by written instruction from the Issuer to the Escrow Agent.

13.      Notices.

         13.1 Subject to the provisions of paragraph 13.2 thereof, any notice required or permitted to be given hereunder shall be effective when delivered by messenger, or dispatched by certified mail, return receipt requested, cable or telex, to the respective party at its address specified below, namely if to Duncan, Blum & Associates, addressed to it at 5718 Tanglewood Drive, Bethesda, Maryland 20817 Attn: Carl N. Duncan and if to the Issuer at 222 Lakeview Avenue - Suite 160, West Palm Beach, Florida 33401, Attn: William H. Ragsdale, or to such other address as such party may have furnished in writing to each of the other parties hereto.

         13.2 Any notice which the Escrow Agent is required or desires to give hereunder to any of the undersigned shall be in writing and may be given by mailing the same to the address of the undersigned (or to such other address as said undersigned may have theretofore substituted by written notification to the Escrow Agent), by certified mail, return receipt requested, postage prepaid. Notices to or from the Escrow Agent hereunder shall be in writing and shall not be deemed to be given until actually received by the Escrow Agent or by the person to whom it was mailed, respectively. Whenever under the terms hereof the time for giving notice or performing an act falls upon a Saturday, Sunday or bank holiday, such time shall be extended to the Escrow Agent's next business day.


                                       Parties to the Escrow

                                       IMAGINENET CORP.  (ISSUER)

                                       By: /s/ William H. Ragsdale
                                           -------------------------------------
                                              William H. Ragsdale, President


                                       DUNCAN, BLUM & ASSOCIATES  (ESCROW AGENT)

                                       By: /s/ Carl N. Duncan
                                           -----------------------------------
                                               Carl N. Duncan, Managing Partner










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                                                                       EXHIBIT A



Investor Address
-----------------
-----------------
-----------------

Re:      ImagineNet Corp.. ("Issuer")

Dear Investor:

         This letter is to acknowledge receipt of your purchase of ________ shares of Issuer at $____ per share (with aggregate proceeds of $______________) are being held in the Issuer's Attorney Escrow Agent in the manner described in the Issuer's Prospectus until the $100,000 minimum offering is achieved. If you have any questions concerning your purchase, please call us at (561) 832- 5696


                            IMAGINENET CORP.


                        By: ____________________________
                            William H. Ragsdale, President









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